                                                                   EXHIBIT 10.27

                                                                [Execution Copy]

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                           OPTIMARK TECHNOLOGIES, INC.

                                       and

                          THE NASDAQ STOCK MARKET, INC.

                             -----------------------

                                WARRANT AGREEMENT

                             -----------------------




                          Dated as of September 1, 1998





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
                              TABLE OF CONTENTS

                                                                                                                             Page
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
Section 1.  Definitions..........................................................................................................1

Section 2.  Issuance of Warrants.................................................................................................5

Section 3.  Review of the Company................................................................................................7

Section 4.  Warrant Certificates.................................................................................................7

Section 5.  Registration and Countersignature....................................................................................8

Section 6.  Restrictions on Transfer of Warrants and Warrant Shares..............................................................8

Section 7.  Registration of Transfers and Exchanges..............................................................................9

Section 8.  Terms of Warrants; Exercise of Warrants..............................................................................9

            (a)         Terms of Warrants........................................................................................10
            (b)         Exercise of Warrants.....................................................................................10

Section 9.  Registration Rights..................................................................................................11

Section 10.  Dissolution, Liquidation or Winding Up..............................................................................11

Section 11. Adjustments to Warrant Exercise Price and Warrant Exercise Number  for Diluting Issues ..............................12

            (a)  Issue of Securities Deemed Issue of Additional Shares of Common Stock...........................................12
            (b)  Adjustment of Warrant Exercise Price Upon Issuance of Additional Shares of Common Stock.........................14
            (c)  Determination of Consideration..................................................................................14
            (d)  Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock......15
            (e)  Adjustments for Consolidation, Merger, Sale of Assets, Reorganization; Etc......................................16
            (f)  Distributions of Cash, Debt and Other Assets....................................................................16
            (g)  Adjustment of Warrant Exercise Number...........................................................................17

Section 12.  No Dilution or Impairment...........................................................................................17

Section 13.  Payment of Taxes....................................................................................................17

Section 14.  Mutilated or Missing Warrant Certificates...........................................................................17

Section 15.  Reservation of Warrant Shares.......................................................................................18

Section 16.  Fractional Interests................................................................................................18

Section 17.  Notices to Holders..................................................................................................18

Section 18.  Notices to Company..................................................................................................19

Section 19.  Termination.........................................................................................................20

Section 20.  Supplements and Amendments..........................................................................................20

Section 21.  Successors..........................................................................................................21

Section 22.  Governing Law.......................................................................................................21

Section 23.  Benefits of This Agreement..........................................................................................21

Section 24.  Counterparts........................................................................................................21

SIGNATURES  22

EXHIBIT A -      FORM OF WARRANT CERTIFICATE

EXHIBIT B -      FORM OF REGISTRATION RIGHTS AGREEMENT

     WARRANT AGREEMENT dated as of September 1, 1998 among OptiMark Technologies, Inc., a Delaware corporation (the "Company"), and The Nasdaq Stock Market, Inc. ("Nasdaq" or "Purchaser").

                                    RECITALS

          The Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 11,250,000 shares of Common Stock, par value $0.01 per share (the "Common Stock") of the Company as such number may be adjusted in accordance with the terms hereof (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares").

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          Section 1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock of the Company and all equivalents thereof, including all Options and all Convertible Securities and all other securities exchangeable for, or convertible into, such Common Stock, and all options, warrants and subscription and other rights to purchase or otherwise acquire such Common Stock, but excluding (i) shares issued or issuable upon exercise of the Warrants provided for in this Agreement, (ii) shares issuable upon exercise of (x) that certain Common Stock Purchase Warrant, dated as of August 27, 1996, to the Pacific Exchange, Inc. for the purchase of up to an aggregate amount of 2,104,000 shares of Common Stock of the Company, (y) that certain Common Stock Purchase Warrant, dated as of December 31, 1997, to the Chicago Board of Options Exchange Incorporated for the purchase of up to an aggregate amount of 1,000,000 shares of Common Stock of the Company and (z) that certain Warrant to Purchase Common Stock, dated as of May 29, 1997, to Dow Jones & Company, Inc. for the purchase of up to an aggregate amount of 2,161,764 shares of Common Stock of the Company, (iii) shares issued or issuable directly to, Options issued to, and shares issued or issuable upon the exercise of Options granted to, employees, former employees, officers, directors and consultants of the Company and its Subsidiaries, or (iv) shares issued or issuable upon conversion of the Series A Preferred Stock of the Company.

          "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Agreement, as the same may be amended from time to time.

          "Board of Directors" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday, Sunday or other day on which banks in the city of New York are authorized or required by law to close.

          "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock or other equity interests, including, without limitation, partnership interests and mandatorily redeemable preferred stock, whether or not included in shareholders' equity, and any warrants or options to acquire such Capital Stock.

          "Cashless Exercise Notice" shall have the meaning set forth in Section 8(b).

          "Common Stock" has the meaning set forth in the Recitals.

          "Company" means the party named as such above in the Preamble, and its successors and assigns.

          "Convertible Securities" means any evidences of indebtedness, shares of stock, options, warrants or other securities which are convertible into or exchangeable, with or without payment of additional consideration of cash or property, for shares of Common Stock or rights to acquire shares of Common Stock, either immediately or on a specified date or the happening of a specified event.

          "Distribution" shall have the meaning set forth in Section 11(f).

          "Early Measurement Period" has the meaning set forth in Section 2(b).

          "End-Users" shall mean a person using a Nasdaq Workstation or other terminal linked to the Nasdaq Application who submits profile orders through the Nasdaq Application and is informed as to which orders have been executed through the OptiMark System.

          "Equity Interests" means Capital Stock or other equity participations, including partnership interests, or warrants, options or rights to acquire Capital Stock or other equity participations (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock or other such equity participations).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

          "Expiration Date" shall mean the earlier of (i) the last day that the Nasdaq Application continues to be available on all Nasdaq Workstation Presentation Devices and (ii) the fifth (5th) anniversary of the Warrant Commencement Date.

          "Fair Market Value" shall mean, with respect to any asset or property, including, without limitation, Common Stock, the price which could be negotiated in an arm's length, free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under any pressure or compulsion to complete the transaction, in each case as determined reasonably and in good faith by the Board of Directors; provided that if shares of Common Stock are traded or quoted, as the case may be (x) on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System, (y) in the over-the-counter market or (z) on a National Securities Exchange, the "Fair Market Value" per share of Common Stock at any date shall be deemed to be the average daily Closing Prices of the shares of Common Stock for the 15 consecutive trading days commencing 20 trading days before the day in question. As used in herein, the term "Closing Price" of the shares of Common Stock for a day or days shall mean (a) if the shares of Common Stock are not listed or admitted for trading on a National Securities Exchange, (i) the last transaction price of the shares of Common Stock on the NASDAQ National Market System or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on the NASDAQ National Market System, or (ii) if the shares of Common Stock are not quoted on the NASDAQ National Market System, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service or (b) if the shares of Common Stock are listed or admitted for trading on a National Securities Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal National Securities Exchange on which the shares of Common Stock are listed or admitted for trading.

          "Holder" or "Warrantholder" means the Person in whose name a Warrant is registered.

          "Listed Securities" shall mean all securities listed on The New York Stock Exchange and the American Stock Exchange and traded through the OptiMark System outside of the Nasdaq Application.

          "Measurement Period" has the meaning set forth in Section 2(b).

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Nasdaq" shall mean the party named as such above in the Preamble and any and all successors and permitted assigns thereof.

          "Nasdaq Application" shall mean all of the facilities offered jointly by Nasdaq and OptiMark to End Users that enable End Users to use the Nasdaq Application for executions in Nasdaq Securities.

          "Nasdaq Workstation Presentation Devices" shall have the meaning assigned to it in the Operating Agreement.

          "Nasdaq Securities" shall mean securities traded in Nasdaq.

          "National Securities Exchange" shall mean an exchange registered under
Section 6 of the Exchange Act.

          "Operating Agreement" shall mean that Agreement, of even date herewith, between the Company and Nasdaq regarding the development, implementation and operation of a facility to be offered on the "Nasdaq Stock Market" (as defined in NASD Rule 4200(a)) that will be an application based upon the Company's patented or other technology.

          "OptiMark System" shall mean the computer software and related systems with which the Company implements its technology and applies it for the use of organizations such as the NASD.

          "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

          "Permitted Third Party Transferee" shall have the meaning provided in
Section 6(a).

          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

          "Purchaser Affiliate" shall have the meaning provided in Section 6(a).

          "Revenue Equivalent Volume" shall mean an amount equal to the product of (x) the fraction (1) the numerator of which is the gross transaction revenue per share for trades in the Nasdaq Application and (2) the denominator of which is the gross transaction revenue per share for all Listed Securities traded through the Optimark System and (y) the number of shares traded in the Nasdaq Application; provided that if there is no volume of Listed Securities processed through the OptiMark System outside the Nasdaq Application, "Revenue Equivalent Volume" shall mean the actual number of shares traded in the Nasdaq Application.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

          "Sixth Month Measurement Period" has the meaning set forth in Section
2.

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other managing authority thereof is at the time owned or controlled, directly or indirectly, by such Person and its Subsidiaries.

          "Transfer Notice" has the meaning set forth in Section 6.

          "Warrant Certificates" has the meaning set forth in Section 4.

          "Warrant Commencement Date" shall mean the first date following the Operational Commencement Date (as defined in the Operating Agreement) upon which Nasdaq makes available for trading through the Nasdaq Application all of the issues of Nasdaq Securities, subject to any and all limitations and constraints upon Nasdaq's ability to make available for trading through the Nasdaq Application Nasdaq Securities as a result of any and all (i) applicable (x) laws or (y) rules, regulations or pronouncements of the United States Securities and Exchange Commission or any National Securities Exchange, self-regulatory organization (as such term is defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended) or other governmental or quasi-governmental authority and/or (ii) systems or capacity restraints of Optimark or the Nasdaq Application; provided that in no event shall a decision by Optimark to trade less than all Nasdaq Securities through the Nasdaq Application (without the proviso creating any right of, or implication that, Optimark has the right to make such a decision) effect the Warrant Commencement Date.

          "Warrant Exercise Number" shall mean the number of Warrant Shares issuable upon the exercise of each Warrant.

          "Warrant Exercise Period" shall mean for each Warrant, the period beginning on the Warrant Commencement Date and ending on the Expiration Date, provided that the Warrant Exercise Period shall automatically be extended ninety
(90) days beyond the Expiration Date in order to permit the Holder to exercise any Warrant that is issuable or that shall be issued by the Company as a result of the average daily volume in Nasdaq Securities during any six (6) month period ending within thirty (30) days of the Expiration Date.

          "Warrant Exercise Price" has the meaning set forth in Section 2.

          "Warrant Register" has the meaning set forth in Section 5.

          "Warrantholder" means the Person in whose name a Warrant is registered.

          "Warrant Shares" has the meaning set forth in the Recitals.

          "Warrants" has the meaning set forth in the Recitals.

          Section 2. Issuance of Warrants. The Purchaser may acquire Warrants, which shall be immediately exercisable upon receipt thereof, to purchase up to 11,250,000 shares of Common Stock (as such number may be adjusted in accordance with the terms hereof) in accordance with the following issuance schedule:

          (a) Availability of Nasdaq Workstation Presentation Devices. Upon the Warrant Commencement Date, the Purchaser shall receive two Warrants to purchase 2,250,000 shares of Common Stock each. The exercise price (as such price may be adjusted in accordance with the terms hereof, the "Warrant Exercise Price") for the first

     Warrant shall be $5.00 per share, and the Warrant Exercise Price for the second warrant shall be $7.00 per share. If (x) the Warrant Commencement Date occurs by September 30, 1999 and (y) the average daily volume of Nasdaq Securities traded through the Nasdaq Application during the first six (6) month period following the Warrant Commencement Date equals or exceeds 10,000,000 shares, the Warrant Exercise Price for both Warrants shall be reduced to $3.00 per share.

          (b) The Purchaser shall receive a Warrant to purchase 2,250,000 shares of Common Stock at a Warrant Exercise Price of $7.00 per share if for any rolling six month period (a "Sixth Month Measurement Period") beginning on the first Business Day of a calendar month on or after the second (2nd) anniversary of the Warrant Commencement Date and ending on the last Business Day of a calendar month on or before the Expiration Date (the "Measurement Period"), average daily volume in Nasdaq Securities traded through the Nasdaq Application exceeds the average daily volume of Listed Securities traded through the OptiMark System; provided, however, that if the Purchaser has not satisfied the conditions of this Section 2(b) but does satisfy the applicable requirements referred to in Section 2(d), (e) and/or (f) for any Six Month Measurement Period beginning on the first Business Day of a calendar month on or after the Warrant Commencement Date and ending on the last Business Day of a calendar month on or before the third (3rd) anniversary of the Warrant Commencement Date (the "Early Measurement Period"), each of such Warrants shall be exercisable for an additional 750,000 shares; provided further, that the number of shares of Common Stock purchasable under the Warrant issued pursuant to this Section 2(b) shall be permanently reduced by the aggregate number of additional shares earned by the Purchaser by virtue of its satisfaction of the applicable requirements of Sections 2(d), (e) and/or (f) during the Early Measurement Period.

          (c) The Purchaser shall receive a Warrant to purchase 1,125,000 shares of Common Stock at a Warrant Exercise Price of $7.00 per share if for any Six Month Measurement Period during the Measurement Period the average daily Revenue Equivalent Volume of Nasdaq Securities traded through the Nasdaq Application equals or exceeds twenty million (20,000,000).

          (d) The Purchaser shall receive a Warrant to purchase 1,125,000 shares (or 1,875,000 shares if the Purchaser satisfies the following requirements for any Six Month Measurement Period during the Early Measurement Period) at a Warrant Exercise Price of $7.00 per share if for any Six Month Measurement Period during the Measurement Period the average daily Revenue Equivalent Volume of Nasdaq Securities traded through the Nasdaq Application equals or exceeds forty million (40,000,000).

          (e) The Purchaser shall receive a Warrant to purchase 1,125,000 shares (or 1,875,000 shares if the Purchaser satisfies the following requirements for any Six Month Measurement Period during the Early Measurement Period) at a Warrant Exercise Price of $7.00 per share if for any Six Month Measurement Period during the Measurement Period the average daily Revenue Equivalent Volume of Nasdaq Securities traded through the Nasdaq Application equals or exceeds eighty million (80,000,000).

          (f) The Purchaser shall receive a Warrant to purchase 1,125,000 shares (or 1,875,000 shares if the Purchaser satisfies the following requirements for any Six Month Measurement Period during the Early Measurement Period) at a Warrant Exercise Price of $7.00 per share if for any Six Month Measurement Period during the Measurement Period the average daily Revenue Equivalent Volume of Nasdaq Securities traded through the Nasdaq Application equals or exceeds one hundred fifty million (150,000,000).

          The Company and Nasdaq hereby agree to cooperate fully with each other and to provide the other party with all information necessary to determine if and when the Purchaser shall receive Warrants and the applicable Warrant Exercise Price for those Warrants pursuant to this Section 2, including, without limitation, information regarding and/or necessary to calculate or verify (i) the average daily volume of Nasdaq Securities traded through the Nasdaq Application, (ii) the average daily volume of Listed Securities traded through the Optimark System and (iii) the average daily Revenue Equivalent Volume of Nasdaq Securities traded through the Nasdaq Application.

          Section 3. Review of the Company. The Company and each of its subsidiaries shall permit the Purchaser and its representatives to have, at any time between the Warrant Commencement Date and the Expiration Date, full access, during normal business hours and on reasonable prior notice, to the premises and to all the books and records of the Company and its Subsidiaries and to cause the officers of the Company and each of its Subsidiaries to furnish the Purchaser with such financial and operating data and other information with respect to the business and properties of the Company and its Subsidiaries as the Purchaser shall from time to time reasonably request. The Company shall deliver or cause to be delivered such additional instruments necessary for the purpose of consummating the transactions contemplated by this Agreement. Except as required by law or legal process, the Purchaser is not authorized to disclose any information obtained pursuant to this Section 3 to any other Person, other than the Purchaser's legal and financial advisors in connection with its evaluation thereof, without the prior written consent of the Company, provided that if any court or other judicial or other governmental authority requests or requires that Nasdaq disclose any confidential information obtained pursuant to this Section 3 pursuant to or in accordance with any legal process (including, without limitation, any subpoena, document request or other court order or discovery request), Nasdaq shall oppose such request or requirement and, should such opposition fail, shall use its reasonable best efforts to narrow to the extent possible the confidential information disclosed pursuant to such request or requirement and seek to have access to and use of such information limited by a protective order.

          Section 4. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be acquired by the Purchaser pursuant to the issuance schedule set forth in Section 2 of this Agreement shall be substantially in the form set forth in Exhibit A attached hereto and shall be issued promptly by the Company upon satisfaction of the standards set forth in
Section 2 hereof.

          Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary.

Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

          In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been delivered or disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

          Warrant Certificates shall be dated the date signed by the Company.

          Section 5. Registration and Countersignature. The Company shall number and register the Warrant Certificates in a register (the "Warrant Register") as they are issued.

          The Company shall deliver Warrants entitling the Holders thereof to purchase not more than the aggregate number of Warrant Shares referred to above in the first recital hereof and shall sign and deliver Warrants as otherwise provided in this Agreement.

         The Company may deem and treat the Holders of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

          Section 6. Restrictions on Transfer of Warrants and Warrant Shares.

          (a) Subject to Section 6(b), each Warrant may be transferred only (i) by the Purchaser to any one or more of its Affiliates (a "Purchaser Affiliate"),
(ii) by a Purchaser Affiliate to the Purchaser or one or more other Purchaser Affiliates, (iii) by the Purchaser or any Purchaser Affiliate to any other entity, provided that, the Holder of such Warrant or Warrants to be transferred gives 10 days' prior written notice to the Company of such Holder's intention to effect such transfer and the Company, at is sole discretion, consents to such transfer (a "Permitted Third Party Transferee") and (iv) by a Permitted Third Party Transferee to (x) the Purchaser, (y) a Purchaser Affiliate or (z) another Permitted Third Party Transferee.

          (b) Except as otherwise permitted by this Section 6, each Warrant (including each Warrant issued upon the transfer of any Warrant) and each Warrant Share shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THIS [WARRANT/SHARE] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS [WARRANT/SHARE] MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS [WARRANT/SHARE] MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED AS OF SEPTEMBER 1, 1998 BETWEEN OPTIMARK TECHNOLOGIES, INC. ("OPTIMARK") AND THE NASDAQ STOCK MARKET, INC., WHICH CONDITIONS INCLUDE, WITHOUT LIMITATION, THE REQUIREMENT THAT, IF REQUESTED BY OPTIMARK, THE HOLDER/TRANSFEROR HEREOF SHALL OBTAIN AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO OPTIMARK), THAT THE PROPOSED TRANSFER OF THIS [WARRANT/SHARE] MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

          Prior to any transfer or attempted transfer of any Warrants or Warrant Shares, the Holder of such Warrants or Warrant Shares shall give 10 days' prior written notice (a "Transfer Notice") to the Company of such Holder's intention to effect such transfer, describing the manner and circumstances of the proposed transfer, and, if requested by the Company, obtain from counsel to such Holder who shall be reasonably satisfactory to the Company, an opinion that the proposed transfer of such Warrants or Warrant Shares may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, so notify the Holder of such Warrants or Warrant Shares and such Holder shall thereupon be entitled to transfer such Warrants or Warrant Shares, in accordance with the terms of the Transfer Notice. Each Warrant or Warrant Share issued upon such transfer shall bear the restrictive legend set forth above, unless, in the opinion of such counsel, such legend is not required in order to ensure compliance with the Securities Act. The Holder of the Warrants or Warrant Shares giving the Transfer Notice shall not be entitled to transfer such Warrants or Warrant Shares until receipt of notice from the Company under this Section 6.

          Section 7. Registration of Transfers and Exchanges. The Company shall from time to time register in the Warrant Register any transfer permitted in accordance with Section 6 of any outstanding Warrant Certificates upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Company. Cancelled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

          Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled by the Company.

          Section 8. Terms of Warrants; Exercise of Warrants.

          (a) Terms of Warrants. Subject to the terms of this Agreement, each Holder shall have the right to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Warrant Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

          (b) Exercise of Warrants. The Warrants shall be immediately exercisable at the option of the Warrantholder any time after the issuance thereof. A Warrant shall be exercised by surrender to the Company at its office of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the NASD, and upon payment to the Company for the account of the Company of the Warrant Exercise Price set forth in Section 2 hereof, for the number of Warrant Shares in respect of which such Warrants are then exercised. Alternatively, if at any time when a Warrant is exercisable, the Fair Market Value of one share of Common Stock is greater than the Warrant Exercise Price of the applicable Warrant, in lieu of exercising such Warrant for cash, a Holder may exercise such Warrant by delivering a notice (a "Cashless Exercise Notice") to the Company of a cashless exercise. Upon delivery to the Company of a Cashless Exercise Notice, together with surrender of the applicable Warrant, the Holder shall receive from the Company Warrant Shares equal to

          A x (Fair Market Value - Warrant Exercise Price)/Fair Market Value

where A = the number of Warrant Shares as to which such Warrant is being exercised pursuant to a cashless exercise.

          Upon surrender of a Warrant Certificate in conformity with the foregoing provisions or the delivery to the Company of a Cashless Exercise Notice, the Company shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any Warrant Shares or other securities or property and any money to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and the Company shall deliver such evidence of ownership and any money to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share or Warrant as hereinafter provided in Section 16. If more than one Warrant Certificate shall be surrendered for exercise or sale of the Warrants represented thereby at one time by the same Holder, the total number of full Warrant Shares or other securities or property (including any money) to which the Holder is entitled which shall be deliverable upon tender thereof shall be computed on the basis of the aggregate number of Warrants tendered.

          A Warrant shall be deemed to have been exercised or sold immediately prior to the close of business on the date of the surrender for such exercise or sale of the Warrant Certificate representing such Warrant or the date of delivery to the Company of a Cashless Exercise Notice in respect of such Warrant, and for all purposes of this Agreement, the Person entitled to receive any Warrant Shares or other securities or property (including any money) deliverable upon such exercise or sale shall, as between such Person and the Company, be deemed to be the Holder of such Warrant Shares or other securities or property of record as of the close of business on such date and shall be entitled to receive any money, Warrant Shares or other securities or property to which such Holder would have been entitled had such Holder been the record Holder on such date.

          Without limiting the foregoing, if, at the date referred to above, the transfer books for the Warrant Shares or other securities to be received upon the exercise of the Warrants shall be closed, the certificates for the Warrant Shares or other securities in respect of which such Warrants are then exercised shall be transferred when such transfer book shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Warrant Shares or other securities; provided, however, that the transfer books of record, unless required by law, shall not be closed at any time for a period longer than 20 days.

          The Warrants shall be exercisable, subject to the terms of this Agreement, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, the Company will issue and deliver a new certificate (or certificates) evidencing the remaining Warrant or Warrants pursuant to the provisions of this Section and of Section 5 hereof.

          The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

          Section 9. Registration Rights. Upon receipt by the Company of all necessary third party consents, and in no event later than December 31, 1998, the Company and Nasdaq shall execute and deliver to each other a Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

          Section 10. Dissolution, Liquidation or Winding Up. Notwithstanding any other provision of this Agreement, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, each Warrantholder shall be entitled to share, with respect to the Warrant Shares issuable upon exercise of his Warrants, equally and ratably in any cash or non-cash distributions payable to holders of Common Stock, less the aggregate Warrant Exercise Price payable upon the exercise of such Warrants. The Company shall give notice by first-class mail to each Holder of outstanding Warrants at such Holder's address as it appears on the Warrant Register at the earliest practicable time (and, in any event, not less than 20 days before the date on which such dissolution, liquidation or winding up shall take place). Such notice shall state that, in connection with such dissolution, liquidation or winding-up, as the case may be, each Holder of outstanding Warrants shall be entitled to share equally and ratably in any cash or noncash distributions payable to holders of Common Stock. In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall hold in escrow any funds or other property which a Holder is entitled to receive in respect of such Holder's Warrant Shares at the time of any distribution made in the case of a voluntary or involuntary dissolution, liquidation or winding up of the Company. No such Holder will be entitled to receive payment of any such distribution until such Holder has surrendered the Warrant Certificates evidencing such Warrant to the Company. From and after such voluntary or involuntary dissolution, liquidation, or winding-up with respect to the Company, all rights of the Holders, except the right to receive such distribution, without interest, upon the surrender of the Warrant Certificates, shall cease and terminate and such Warrants shall not thereafter be transferred (except with the consent of the Company) and such Warrants shall not be deemed to be outstanding for any other purpose whatsoever. For the purposes of this Agreement, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Company, nor the consolidation or merger of the Company with one or more other Persons, shall be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary, with respect to the Company.

          Section 11. Adjustments to Warrant Exercise Price and Warrant Exercise Number for Diluting Issues .

          (a) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

          (1) Options and Convertible Securities. In the event the Company at any time prior to the Expiration Date shall issue, sell or grant any Additional Shares of Common Stock in the form of Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then, and in each such case, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any antidilution provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale or grant, or in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued for purposes of adjusting the applicable Warrant Exercise Price unless the consideration per share (determined pursuant to Section 11(c) hereof) of such Additional Shares of Common Stock would be less than the Warrant Exercise Price per share on the date of such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

          (A) no further adjustment in the Warrant Exercise Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities pursuant to the terms in effect at the date of issuance;

          (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the

Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Warrant Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time;

          (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been fully exercised, the Warrant Exercise Price computed upon the original issue, sale or grant thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

          (I) in the case of such Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Options, the consideration actually received by the Company for the issue, sale or grant of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Company for the issue, sale or grant of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

          (II) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of issue, sale or grant of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue, sale or grant of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 11(c)) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

          (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Warrant Exercise Price to an amount which exceeds the lower of (i) the Warrant Exercise Price on the original adjustment date or (ii) the Warrant Exercise Price that would have resulted from any other issuance of Additional Shares of Common Stock which would have occurred between the original adjustment date and such readjustment date;

          (E) in the case of any Options which expire by their terms not more than 30 days after the date of issue, sale or grant thereof, no adjustment of the Warrant Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

          (F) if any such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Warrant Exercise Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Warrant Exercise Price shall be adjusted pursuant to subparagraph 13(a) as of the actual date of their issuance.

          (2) Stock Dividends, Stock Distributions and Subdivision. In the event the Company at any time prior to the Expiration Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in shares of Common Stock, or shall effect a subdivision of the outstanding Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such event, Additional Shares of Common Stock shall be deemed to have been issued:

          (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

          (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

          If such record date shall have been fixed and such dividend or distribution shall not have been paid on the date fixed therefor, the adjustment previously made in the applicable Warrant Exercise Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Warrant Exercise Price shall be adjusted pursuant to subparagraph 15(d) as of the time of actual payment of such dividend or distribution.

          (b) Adjustment of Warrant Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue or be deemed to issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 11(a)(2), which event is dealt with in Section 11(d)) for a consideration per share less than the Warrant Exercise Price per share for an applicable Warrant, on the date of such issue, then and in such event, the Warrant Exercise Price for such Warrants shall be reduced, concurrently with such issue or sale in order to increase the number of shares of Common Stock into which such Warrants are convertible, to a price (calculated to the nearest cent) determined by multiplying the Warrant Exercise Price for the applicable Warrants by a fraction (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Warrant Exercise Price per share on the date of issue, and (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (2) the number of such Additional Shares of Common Stock so issued, provided that for the purposes of this Section 11(b) the number of shares of Common Stock outstanding at any time shall not include treasury shares and shall include any Additional Shares of Common Stock deemed to have been issued prior to such time pursuant to this Section 11 and any shares of Common Stock issuable upon conversion of any outstanding Options and Convertible Securities.

          (c) Determination of Consideration. For purposes of this Section 11, the consideration received (or deemed to be received) by the Company for the issue or sale of any Additional Shares of Common Stock (or any Additional Shares of Common Stock deemed to be issued pursuant to Section 11(a)(1)) shall be computed as follows:

       (1) Cash and Property: The consideration per share received by the Company for the issue or sale of Additional Shares of Common Stock shall:

          (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

          (B) insofar as it consists of property other than cash, be computed based on its Fair Market Value; and

          (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both cash and property other than cash, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Additional Shares of Common Stock as determined in good faith by the Board of Directors.

       (2) Options and Convertible Securities. The consideration per share deemed to be received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 11(a)(1), relating to Options and Convertible Securities, shall be determined by dividing

       (x) the total amount, if any, actually received by the Company as consideration for the issue, sale or grant of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

       (y) the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

       (d) Adjustment for Stock Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

       (1) Stock Dividends, Distributions and Subdivisions. In the event the Company shall issue Additional Shares of Common Stock pursuant to Section 11(a)(2), relating to stock dividends, distributions and subdivisions, the Warrant Exercise Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased to a price equal to the amount obtained by multiplying the Warrant Exercise Price by a fraction (i) the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend, distribution or subdivision and (ii) the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend, distribution or subdivision.

       (2) Combinations or Consolidation of Common Stock. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased to a price equal to the amount obtained by multiplying the Warrant Exercise Price by a fraction (i) the numerator of which is the number of shares of Common Stock outstanding immediately prior to such combination or consolidation and (ii) the denominator of which is the number of shares of Common Stock outstanding immediately after such combination or consolidation.

       (e) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization; Etc. In the event the Company (1) shall consolidate with or merge into any other Company or entity and shall not be the continuing or surviving Company or entity of such consolidation or merger, or (2) shall permit any other Company or entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving Company but, in connection with such consolidation or merger, the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (3) shall transfer all or substantially all of its properties or assets to any other Company or entity, or (4) shall effect a capital reorganization or reclassification of the Common Stock (other than a change from par to no-par value stock or from no-par to par value stock, or a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Exercise Price is provided in Section 11(b)), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 11(e), the holder of the Warrants, upon the exercise thereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the shares of Common Stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had converted such Warrants immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this
Section 11, all as determined in good faith by the Company's Board of Directors in the reasonable exercise of its discretion. Notwithstanding anything contained herein to the contrary, the Company will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation thereof, each company (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of Warrants shall assume, by written instrument delivered to each Warrantholder, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion.

       (f) Distributions of Cash, Debt and Other Assets. In the event that the Company shall at any time or from time to time distribute to all or substantially all of the holders of shares of Common Stock (including, without limitation, any distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person or other property or assets (other than issuances or distributions of securities of the Company (including, without limitation, shares of Common Stock, Options or Convertible Securities) pursuant to which the Warrant Exercise Price shall be adjusted pursuant to another provision of this Section 11) (a "Distribution"), then, and in each such case, the Warrant Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Warrant Exercise Price in effect immediately prior to the date of such distribution by a fraction (A) the numerator of which shall be the Fair Market Value of the Common Stock less the Fair Market Value of the amount of cash, evidences of indebtedness, securities or other property or assets so issued or distributed applicable to one share of Common Stock and (B) the denominator of which shall be the Fair Market Value of the Common Stock, all as determined on the record date referred to in the next sentence. Such adjustment shall be made whenever any distribution is made and shall become effective retroactively to the date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

       (g) Adjustment of Warrant Exercise Number. Upon each adjustment of the Warrant Exercise Price except as provided in subsection (f) of this Section 11, the Warrant Exercise Number shall be determined by multiplying the Warrant Exercise Number immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Exercise Price as so adjusted.

       Section 12. No Dilution or Impairment. The Company (a) will not permit the par value of any Warrant Shares issuable upon the exercise of Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of the Warrants from time to time outstanding and (c) will not take any action which results in any adjustment of the Warrant Exercise Number if the total number of shares of Common Stock (or other securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's Certificate of Incorporation and available for the issuance of shares of Common Stock (or other securities) upon such exercise.

       Section 13. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

       Section 14. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

       Section 15. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all Warrants. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

       Section 16. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 16, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the current market price of the Common Stock on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

       Section 17. Notices to Holders. Upon any adjustment of the Warrant Exercise Price or the Warrant Exercise Number pursuant to Section 11, the Company shall promptly thereafter mail to each Holder, at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid, a certificate setting forth the Warrant Exercise Price or the Warrant Exercise Number after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment upon exercise of a Warrant and payment of the Warrant Exercise Price. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 17.

       In case:

       (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

       (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 11 hereof); or

       (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

       (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

       (e) the Company proposes to take any action (other than actions of the character described in Section 11(a)) which would require an adjustment of the Warrant Exercise Price or the Warrant Exercise Number pursuant to Section 11; or

       (f) the Company makes any cash dividend (or other dividend to the extent such dividend is not adjusted for pursuant to Section 11 above) on or distribution in respect of, its Common Stock;

then the Company shall give to each of the Holders of the Warrant Certificates at his address appearing on the Warrant Register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification. The failure to give the notice required by this
Section 17 or any defect therein shall not affect the legality or validity of any distribution, right, option or warrant, or the vote upon any action.

       Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company;

provided, however, the Company shall deliver to the Holders promptly upon the sending or filing thereof, copies of all financial statements, reports, notices, proxy statements and other information sent or made available generally by the Company to its security holders.

       Section 18. Notices to Company. Any notice or demand authorized by this Agreement to be given or made by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed as follows:

       OptiMark Technologies, Inc.
       530 Main Avenue
       Durango, CO  81301
       Attention:  General Counsel
       Telecopy No.: (970) 247-8844

       with a copy to:

       Ducker, Montgomery & Lewis
       1560 Broadway, Suite 1500
       Denver, CO  80202
       Attention: Robert C. Montgomery, Esq.
       Telecopy No.: (303) 861-4017

       If the Company shall fail to maintain such office or agency, the Company shall give notice of the new office to each Holder.

       Any notice pursuant to this Agreement to be given by the Company to any Holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed to such Holder at the address given to the Company in a notice from such Holder.

       Section 19. Termination. If the Operating Agreement shall be terminated in accordance with Section 18 thereof before the Warrant Commencement Date, this Agreement shall terminate upon the date of termination of the Operating Agreement. If the Operating Agreement is terminated for any reason on or after the Warrant Commencement Date, the termination thereof shall have no effect upon this Agreement with respect to any Warrants issued prior to such termination.

       Section 20. Supplements and Amendments. Any amendment or supplement to the Warrant Agreement shall require the written consent of registered holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the consent of each Holder of a warrant affected shall be required for any amendment pursuant to which (i) the Warrant Exercise Price would be increased or the Warrant Exercise Number would be decreased (other than pursuant to adjustments provided here) or (ii) the Triggering Events (or rights or obligations upon the occurrence of any such Triggering Events) are changed in a manner adverse to any Warrantholder.

       Section 21. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Warrantholders shall bind and inure to the benefit of their respective successors and assigns hereunder.

       Section 22. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

       Section 23. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders of the Warrant Certificates.

       Section 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

       [Signature Page Follows]

SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   OPTIMARK TECHNOLOGIES, INC.

                                   By:  /s/   William A. Lupien
                                        Chairman & CEO

                                   THE NASDAQ STOCK MARKET, INC.

                                   By:  /s/   J. Patrick Campbell
                                        Chief Operating Officer

                                                                       Exhibit A

                           FORM OF WARRANT CERTIFICATE

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS WARRANT MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT.

                           OPTIMARK TECHNOLOGIES, INC.

                Warrants to Purchase Common Stock $0.01 par value
                         of OPTIMARK TECHNOLOGIES, INC.

No.___________                                           ________ Warrants

          This Warrant Certificate certifies that _________ or registered assigns is the registered owner of _________ Warrants, each Warrant entitling such owner to purchase initially one share of Common Stock, $0.01 par value ("Common Stock") of OptiMark Technologies, Inc. (the "Company") at the price of $______ per share (the "Warrant Exercise Price"), subject to the terms and conditions hereof and of the Warrant Agreement hereinafter referred to. The holder ("Holder") may exercise the Warrants evidenced hereby by (i) providing certain information set forth on the back hereof, (ii) paying in full, in lawful money of the United States of America in cash, by certified check or official bank check, by bank wire transfer, or any combination of the foregoing, the Warrant Exercise Price for each Warrant exercised (the "Aggregate Exercise Price") to the Company (as hereinafter defined) and (iii) surrendering this Warrant Certificate to the Company, with the exercise form on the back hereof duly executed. Alternatively, if at any time when a Warrant is exercisable, the Fair Market Value of one share of Common Stock is greater than the Warrant Exercise Price of the applicable Warrant, in lieu of exercising such Warrant for cash, a Holder may exercise such Warrant by delivering a notice (a "Cashless Exercise Notice") to the Company of a cashless exercise. Upon delivery to the Company of a Cashless Exercise Notice, together with surrender of the applicable Warrant, the Holder shall receive from the Company Warrant Shares equal to

          A x (Fair Market Value - Warrant Exercise Price)/Fair Market Value

where A = the number of Warrant Shares as to which such Warrant is being exercised pursuant to a cashless exercise.

          The "Fair Market Value" per share of Common Stock shall mean the price which could be negotiated in an arm's length, free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under any pressure or compulsion to complete the transaction, in each case as determined reasonably and in good faith by the Board of Directors; provided that if shares of Common Stock are traded or quoted, as the case may be (x) on the

                                                                       Exhibit A
                                                                          Page 2

National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System, (y) in the over-the-counter market or (z) on a National Securities Exchange, the "Fair Market Value" per share of Common Stock at any date shall be deemed to be the average daily Closing Prices of the shares of Common Stock for the 15 consecutive trading days commencing 20 trading days before the day in question. As used in herein, the term "Closing Price" of the shares of Common Stock for a day or days shall mean (a) if the shares of Common Stock are not listed or admitted for trading on a National Securities Exchange, (i) the last transaction price of the shares of Common Stock on the NASDAQ National Market System or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on the NASDAQ National Market System, or (ii) if the shares of Common Stock are not quoted on the NASDAQ National Market System, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service or (b) if the shares of Common Stock are listed or admitted for trading on a National Securities Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal National Securities Exchange on which the shares of Common Stock are listed or admitted for trading.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                             OPTIMARK TECHNOLOGIES, INC.

                                             By____________________________

                                                                       Exhibit A
                                                                          Page 3

                     FORM OF REVERSE OF WARRANT CERTIFICATE

          This Warrant is issued under a Warrant Agreement, dated September 1, 1998, (the "Warrant Agreement") between the Company and Holder and is subject to the terms and provisions contained in the Warrant Agreement, which are incorporated by reference in and made a part of this Warrant Certificate, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are available at the above-mentioned office of the Company. All capitalized terms not otherwise defined herein shall have the meaning assigned such term in the Warrant Agreement.

                      Instructions for Exercise of Warrant

          To exercise the Warrants evidenced hereby, the holder must pay the Warrant Exercise Price in full in a manner provided for in the Warrant Certificate for the Warrants exercised to OptiMark Technologies, Inc., ________________________, Attention: General Counsel, which payment must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or registered mail, return receipt requested, is recommended) to the Company at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by the Company within five Business Days of the payment.

                     To be Executed Upon Exercise of Warrant

          The undersigned hereby irrevocably elects to exercise _______ Warrants, evidenced by this Warrant Certificate, to purchase ________________ shares of Common Stock, $0.01 par value of OptiMark Technologies, Inc. or its successor and represents that he has made payment of the Warrant Exercise Price in a manner provided for in the Warrant Certificate for such Warrant Shares to OptiMark Technologies, Inc., ________________________, Attention: General Counsel, in accordance with the terms hereof. The undersigned requests that said shares of Common Stock or other securities constituting consideration be in fully registered form registered in such names and delivered all as specified in accordance with the instructions set forth below.

          If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                              Name
       ---------------                  -------------------------
                                             (Please Print)

                                                                       Exhibit A
                                                                          Page 4

(Insert Social Security
or Other Identifying                            Address
Number of Holder)                                      ---------------------
                                                       ---------------------
                                                       ---------------------
                                                             Signature

Signature Guaranteed      (Signature must conform in all respects to name of
                          Holder specified on the face of this Warrant
                          Certificate and must bear a signature guarantee by a bank, trust company or member firm of a national securities exchange.)



          The Warrants evidenced hereby may be exercised at the following addresses:

          By hand at
                           -------------------------------------------
                           -------------------------------------------
                           -------------------------------------------
                           -------------------------------------------


          By mail at
                           -------------------------------------------
                           -------------------------------------------
                           -------------------------------------------
                           -------------------------------------------

          Instructions as to form and delivery of Common Stock and, if applicable, Warrant Certificates evidencing unexercised Warrants:

                                                                       Exhibit A
                                                                          Page 5

Assignment

          (Form of Assignment To Be Executed If Holder Desires To Transfer Warrants Evidenced Hereby)

          FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto

                                            Please insert social security
                                            or other identifying number

-------------------------------
(Please print name and address
including zip code)

-------------------------------


the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer said Warrant Certificate on the books of the Company with full power of substitution in the premises.

Dated:

                                          -----------------------------
                                                    Signature

Signature Guaranteed    (Signature must conform in all respects to name of
                        Holder specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member firm of a national securities exchange.)